SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                          1934 (Amendment No.      )
                                             ------

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


STAR FUNDS
(Name of Registrant as Specified In Its Charter)


Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.Title of each class of securities to which transaction applies:

     2.Aggregate number of securities to which transaction applies:

     3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.Proposed maximum aggregate value of transaction:

     5. Total fee paid:


[  ] Fee paid previously with preliminary proxy materials.






[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)Amount Previously Paid:
     2)Form, Schedule or Registration Statement No.:
     3)Filing Party:
     4)Date Filed:
                                  STAR FUNDS

     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 9, 1996

  A special meeting of the shareholders of STAR FUNDS (the "Trust"), will be held on February 9, 1996. The Trust is comprised of eight separate investment portfolios: Star Tax-Free Money Market Fund, Star Treasury Fund, Star Capital Appreciation Fund, Star Growth Equity Fund, Star Relative Value Fund, The Stellar Fund, Star Strategic Income Fund and Star U.S. Government Income Fund (individually referred to as a "Portfolio" or collectively as the "Portfolios"). The meeting will be held at Federated Investors Tower, 19th Floor, Pittsburgh, Pennsylvania 15222-3779 at 2:15 P.M. February 9, 1996, for the following purposes:

  1. To elect a new Board of Trustees; and

  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Trustees have fixed December 12, 1995 as the record date for determination of shareholders entitled to vote at this special meeting.

                                       By Order of the Trustees John W.
                                       McGonigle Secretary
Dated: January 16, 1996


   SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL
 EXPENSE.

   YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



                                  STAR FUNDS
                    19TH FLOOR, FEDERATED INVESTORS TOWER
                           PITTSBURGH, PENNSYLVANIA
                                  15222-3779

                                PROXY STATEMENT

  The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the February 9, 1996 special meeting of shareholders ("Special Meeting"). THE COST OF PREPARING AND MAILING THE NOTICE OF MEETING, THE PROXY BALLOT, THIS PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIAL HAS BEEN OR IS TO BE BORNE BY THE TRUST. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, of Star Bank, N.A. (the Trust's adviser), of Federated Services Company (the Trust's transfer agent), or of Federated Administrative Services (the Trust's administrator). In the event that the shareholder signs, dates and returns the proxy ballot but does not indicate a choice as to the item on the proxy ballot, the proxy attorneys will vote those shares in favor of the proposal.

  On December 12, 1995, the following eight Portfolios of the Trust had outstanding the following number of shares of beneficial interest ("Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding shares of the Trust consist of:

   Star Tax-Free Money Market Fund   178,999,727 Shares
   Star Treasury Fund                626,604,484 Shares
   Star Capital Appreciation Fund      4,794,598 Shares
   Star Growth Equity Fund             3,846,416 Shares
   Star Relative Value Fund            8,858,239 Shares
   The Stellar Fund
    Investment Shares                  5,298,146 Shares
    Trust Shares                       3,993,801 Shares
   Star Strategic Income Fund          4,630,681 Shares
   Star U.S. Government Income Fund   10,933,885 Shares


  Only shareholders of record at the close of business on December 12, 1995, will be entitled to notice of and to vote at the Special Meeting. A majority of the outstanding Shares of the Trust, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting.

  For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the election of Trustees will be determined on the basis of a plurality of the votes cast at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Management knows of no other matters which will be presented at the Special Meeting.


                             ELECTION OF TRUSTEES

  The Trust is managed by a Board of Trustees (the "Board" or "Trustees"). The Board is responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders. As of the date of this proxy statement, the Board (the "Present Board") consists of thirteen Trustees (the "Present Trustees"). All of the Present Trustees have served in that capacity continuously since February 1, 1989, with the exception of John T. Conroy, Jr. and Peter E. Madden who have served continuously since August 21, 1991; Thomas G. Bigley who has served continuously since November 15, 1994 and John E. Murray, Jr. who has served continuously since February 14, 1995.
  The Present Board recently approved a proposal for the appointment of a new board that would serve in place of the Present Trustees, subject to approval by shareholders of the Trust.

  While the Present Trustees have proposed that the Nominees listed below succeed the Present Board (subject to shareholder approval), the Present Trustees, as of the date of this proxy statement, have not considered any changes in the service providers to the Trust. Star Bank, N.A. (the "Adviser") will continue to manage the Trust's investments.

  The Present Trustees have nominated the seven Nominees listed below to serve as Trustees and to manage the Trust's affairs, subject to shareholder election at the Special Meeting. The Present Trustees are currently serving as Trustees and will continue to serve in their present capacities until the results of the shareholder vote at the Special Meeting are certified and recorded, and the Nominees will then become Trustees. In the event that the shareholders do not elect the Nominees at the Special Meeting, the Present Trustees will continue to serve in their current capacities, and will consider what action, if any, should be taken.

  At the Special Meeting, votes will be taken on the election of the Nominees to serve as Trustees of the Trust to hold office until the election and qualification of their successors. None of the Nominees is related to one another. None of the Nominees is presently serving as a Trustee of the Trust except for Edward C. Gonzales, who has served as a Trustee of the Trust since February 1, 1989. All of the Nominees have consented to serve if elected at the Special Meeting. The Nominees will be elected by a plurality of votes cast at the Special Meeting.

  Shares of all the Portfolios comprising the Trust will be voted as a single group of shares on the election of Trustees.

                                 THE NOMINEES

  The Nominees for election as Trustees are listed below with their ages, principal occupations for the past five years, and present positions, including any affiliation with the Adviser or its subsidiaries, Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, the Trust, or the Funds (as such term is defined in the section entitled "The Present Board of Trustees and Officers" of this proxy statement). None of the nominees is affiliated with the Adviser.

                                     PRINCIPAL OCCUPATIONS DURING
     NAME AND ADDRESS              PAST FIVE YEARS AND AFFILIATIONS           AGE
 ------------------------- ------------------------------------------------   ---
 Ralph R. Burchenal        Independent Investor; Director, Standard            64
 725 Ivy Avenue            Register Company, Dayton, Ohio, since 1992.
 Cincinnati, Ohio 45246
 Thomas L. Conlan, Jr.*    President and Chief Executive Officer, The          57
 2884 Lengel Road          Student Loan Funding Corporation and SLFC, Inc.,
 Cincinnati, Ohio 45244    Cincinnati, Ohio.
 Edward C. Gonzales**      President and Treasurer of the Trust; Vice          65
 Federated Investors Tower Chairman, Treasurer, and Trustee, Federated
 Pittsburgh, PA            Investors; Vice President, Federated Advisers,
                           Federated Management, Federated Research,
                           Federated Research Corp., Federated Global
                           Research Corp. and Passport Research, Ltd.;
                           Executive Vice President and Director, Federated
                           Securities Corp.; Trustee, Federated Services
                           Company; Chairman, Treasurer, and Trustee,
                           Federated Administrative Services; Trustee or
                           Director of some of the Funds; President,
                           Executive Vice President and Treasurer of some
                           of the Funds.
 Alfred Gottschalk, Ph.D.  Chancellor (January 1996) and Professor and         65
 2401 Ingleside Avenue     President
 Cincinnati, Ohio 45206    (1971-1995), Hebrew Union College--Jewish
                           Institute of Religion, Cincinnati, Ohio.
 Robert J. Hill, D.O.      Physician, Orthopaedic and Sports Medicine          37
 8373 Deer Path Lane       Institute, West Chester, Ohio, and The Hamilton
 West Chester, Ohio 45069  Orthopaedic Clinic, Hamilton, Ohio, since April
                           1994, and, prior thereto Resident Physician,
                           Michigan State University/Michigan Capital
                           Medical Center.
 Barry L. Larkin           Major League Baseball Player, Cincinnati Reds.      31
 The Cincinnati Reds
 100 Riverfront Stadium
 Cincinnati, Ohio 45202
 William H. Zimmer III     Secretary and Treasurer (1991 to present) and       42
 2684 Devils Backbone Road Secretary and Assistant Treasurer (1988--1991),
 Cincinnati, Ohio 45233    Cincinnati Bell Inc.

--------
* Thomas L. Conlan, Jr. will be deemed to be an "interested person", as defined in the 1940 Act, of the Trust by virtue of his business relationship with the Adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchases student loans from various financial institutions, including the Adviser and its affiliates. In addition, the Adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations.

** Edward C. Gonzales will be deemed to be an "interested person", as defined in the 1940 Act, of the Trust.

  The Nominees own less than 1% of the Trust's outstanding shares.


  The Present Board is comprised of thirteen Trustees, three of whom are deemed to be "interested persons" of the Trust as defined in the 1940 Act. If the Nominees are elected, the Trust's Board will be comprised of five non-interested Trustees and two interested Trustees. The Present Board met four times during the fiscal year ended November 30, 1995, and each of the Present Trustees attended all of the Board meetings. It is anticipated that the Nominees, upon being elected Trustees, will meet at least four times a year at regularly scheduled meetings. The committees, organization and activities of the Present Board are described in the section entitled "The Present Board of Trustees and Officers" in this proxy statement. The Nominees have not yet made any decision with respect to whether to delegate responsibilities to similar committees.

  If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Present Board's Executive Committee. The Present Trustees have no reason to believe that any Nominee will become unavailable for election as a Trustee.

  The most recent annual and semi-annual reports of each Portfolio, including financial statements, have been mailed to shareholders. If you have not received these reports, or would like to receive additional copies, free of charge, please call the Trust at (513) 632-5547, and they will be sent by First-class mail within 48 hours.

                THE PRESENT BOARD OF TRUSTEES RECOMMENDS THAT
                       SHAREHOLDERS ELECT THE NOMINEES

                  THE PRESENT BOARD OF TRUSTEES AND OFFICERS

  The Present Trustees and officers are listed with their addresses, principal occupations, and present positions, including any affiliation with Federated Investors, Federated Securities Corp. (the Fund's distributor), Federated Services Company, Federated Administrative Services, the Trust, and the Funds (as defined below).

                                     PRINCIPAL OCCUPATIONS DURING
     NAME AND ADDRESS              PAST FIVE YEARS AND AFFILIATIONS
AGE
 ------------------------- ------------------------------------------------   --
-
 John F. Donahue@*         Chairman of the Trust; Chairman and Trustee,
71
 Federated Investors Tower Federated Investors, Federated Advisers,
 Pittsburgh, PA            Federated Management, and Federated Research;
                           Chairman and Director, Federated Research Corp.
                           and Federated Global Research Corp.; Chairman
                           Passport Research, Ltd.; Chief Executive Officer
                           and Director, Trustee, or Managing General
                           Partner of the Funds. Mr. Donahue is the father
                           of J. Christopher Donahue, Executive Vice
                           President of the Trust.
 Thomas G. Bigley          Director, Oberg Manufacturing Co.; Chairman of
61
 28th Floor,               the Board, Children's Hospital of Pittsburgh;
 One Oxford Center         Director, Trustee, or Managing General Partner
 Pittsburgh, PA            of the Funds; formerly, Senior Partner, Ernst &
                           Young LLP.

                                       PRINCIPAL OCCUPATIONS DURING
       NAME AND ADDRESS              PAST FIVE YEARS AND AFFILIATIONS
AGE
 ----------------------------- --------------------------------------------   --
-

 John T. Conroy, Jr.           President, Investment Properties
58
 Wood/IPC Commercial           Corporation; Senior Vice-President, John R.
  Department                   Wood and Associates, Inc., Realtors;
 John R. Wood and              President, Northgate Village Development
  Associates, Inc., Realtors   Corporation; Partner or Trustee in private
 3255 Tamiami Trail North      real estate ventures in Southwest Florida;
 Naples, FL                    Director, Trustee, or Managing General
                               Partner of the Funds; formerly, President,
                               Naples Property Management, Inc.
 William J. Copeland           Director and Member of the Executive
77
 One PNC Plaza--23rd Floor     Committee, Michael Baker, Inc.; Director,
 Pittsburgh, PA                Trustee, or Managing General Partner of the
                               Funds; formerly, Vice Chairman and Director,
                               PNC Bank, N.A., and PNC Bank Corp. and
                               Director, Ryan Homes, Inc.
 James E. Dowd                 Attorney-at-law; Director, The Emerging
73
 571 Hayward Mill Road         Germany Fund, Inc.; Director, Trustee, or
 Concord, MA                   Managing General Partner of the Funds.
 Lawrence D. Ellis, M.D.*      Professor of Medicine and Member, Board of
63
 3471 Fifth Avenue, Suite 1111 Trustees, University of Pittsburgh; Medical
 Pittsburgh, PA                Director, University of Pittsburgh Medical
                               Center--Downtown; Member, Board of
                               Directors, University of Pittsburgh Medical
                               Center; formerly, Hematologist, Oncologist,
                               and Internist, Presbyterian and Montefiore
                               Hospitals; Director, Trustee, or Managing
                               General Partner of the Funds.
 Edward L. Flaherty, Jr.@      Attorney-at-law; Shareholder, Henny,
71
 Henny, Kochuba, Meyer         Kochuba, Meyer and Flaherty; Director, Eat'N
  and Flaherty                 Park Restaurants, Inc., and Statewide
 Two Gateway Center--Suite 674 Settlement Agency, Inc.; Director, Trustee,
 Pittsburgh, PA                or Managing General Partner of the Funds;
                               formerly, Counsel, Horizon Financial, F.A.,
                               Western Region.
 Edward C. Gonzales*           President and Treasurer of the Trust; Vice
65
 Federated Investors Tower     Chairman, Treasurer, and Trustee, Federated
 Pittsburgh, PA                Investors; Vice President, Federated
                               Advisers, Federated Management, Federated
                               Research, Federated Research Corp.,
                               Federated Global Research Corp. and Passport
                               Research, Ltd.; Executive Vice President and
                               Director, Federated Securities Corp.;
                               Trustee, Federated Services Company;
                               Chairman, Treasurer, and Trustee, Federated
                               Administrative Services; Trustee or Director
                               of some of the Funds; President, Executive
                               Vice President and Treasurer of some of the
                               Funds.

                                         PRINCIPAL OCCUPATIONS DURING
         NAME AND ADDRESS              PAST FIVE YEARS AND AFFILIATIONS       AGE
 --------------------------------- ----------------------------------------   ---
 Peter E. Madden                   Consultant; State Representative,           53
 Seacliff                          Commonwealth of Massachusetts; Director,
 562 Bellevue Avenue               Trustee, or Managing General Partner of
 Newport, RI                       the Funds; formerly, President, State
                                   Street Bank and Trust Company and State
                                   Street Boston Corporation.
 Gregor F. Meyer                   Attorney-at-law; Shareholder, Henny,        69
 Henny, Kochuba, Meyer             Kochuba, Meyer and Flaherty; Chairman,
  and Flaherty                     Meritcare, Inc.; Director, Eat'N Park
 Two Gateway Center--Suite 674     Restaurants, Inc.; Director, Trustee, or
 Pittsburgh, PA                    Managing General Partner of the Funds.
 John E. Murray, Jr., J.D., S.J.D. President, Law Professor, Duquesne          63
 President, Duquesne University    University; Consulting Partner, Mollica,
 Pittsburgh, PA                    Murray and Hogue; Director, Trustee or
                                   Managing General Partner of the Funds.
 Wesley W. Posvar                  Professor, International Politics and       70
 1202 Cathedral of Learning        Management Consultant; Trustee, Carnegie
 University of Pittsburgh          Endowment for International Peace, RAND
 Pittsburgh, PA                    Corporation, Online Computer Library
                                   Center, Inc., and U.S. Space Foundation;
                                   Chairman, Czecho Management Center;
                                   Director, Trustee, or Managing General
                                   Partner of the Funds; President
                                   Emeritus, University of Pittsburgh;
                                   founding Chairman, National Advisory
                                   Council for Environmental Policy and
                                   Technology and Federal Emergency
                                   Management Advisory Board.
 Marjorie P. Smuts                 Public relations/marketing consultant;      60
 4905 Bayard Street                Conference Coordinator, Non-profit
 Pittsburgh, PA                    entities; Director, Trustee, or Managing
                                   General Partner of the Funds.

--------
* This Trustee is deemed to be an "interested person", as defined in the 1940 Act, of the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

  As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S.
Government Securities Fund: 3-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.

  Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

  Messrs. Flaherty, Copeland, Conroy and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended November 30, 1995, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present at the meetings.

  The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office at the Trustees' pleasure and until qualification of his successor. The names, addresses and ages of the executive officers of the Trust who are not listed above as a Present Trustee and their principal occupations during the last five years are as follows:

                                     PRINCIPAL OCCUPATIONS DURING
     NAME AND ADDRESS              PAST FIVE YEARS AND AFFILIATIONS           AGE
 ------------------------- ------------------------------------------------   ---
 J. Christopher Donahue    Executive Vice President of the Trust; President    46
 Federated Investors Tower and Trustee, Federated Investors, Federated
 Pittsburgh, PA            Advisers, Federated Management, and Federated
                           Research; President and Director, Federated
                           Research Corp. and Federated Global Research
                           Corp.; President, Passport Research, Ltd.;
                           Trustee, Federated Administrative Services,
                           Federated Services Company, and Federated
                           Shareholder Services; President or Executive
                           Vice President of the Funds; Director, Trustee,
                           or Managing General Partner of some of the
                           Funds. Mr. Donahue is the son of John F.
                           Donahue, Chairman and Trustee of the Trust.
 Richard B. Fisher         Vice President of the Trust; Executive Vice         72
 Federated Investors Tower President and Trustee, Federated Investors;
 Pittsburgh, PA            Chairman and Director, Federated Securities
                           Corp.; President or Vice President of some of
                           the Funds; Director or Trustee of some of the
                           Funds.
 John W. McGonigle         Executive Vice President and Secretary of the       57
 Federated Investors Tower Trust; Executive Vice President, Secretary, and
 Pittsburgh, PA            Trustee, Federated Investors; Trustee, Federated
                           Adviser, Federated Management, and Federated
                           Research; Director, Federated Research Corp. and
                           Federated Global Research Corp.; Trustee,
                           Federated Services Company; President and
                           Trustee, Federated Shareholder Services;
                           Director, Federated Securities Corp.; Executive
                           Vice President and Secretary of the Funds.
 Joseph S. Machi           Vice President and Assistant Treasurer of the       33
 Federated Investors Tower Trust; Vice President, Federated Administrative
 Pittsburgh, PA            Services; Vice President and Assistant Treasurer
                           of some of the Funds.


  Officers and Trustees own less than 1% of the Trust's outstanding shares.

  Federated Administrative Services is the Trust's administrator, and Federated Services Company is the Trust's Transfer Agent and Portfolio Accountant. For the fiscal year ended November 30, 1995, administrative, transfer agency and portfolio accounting fees aggregated $2,006,432.

   Federated Securities Corp., the principal underwriter for the Trust, Federated Services Company, and Federated Administrative Services are wholly-owned subsidiaries of Federated Investors. Their address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.



TRUSTEES COMPENSATION

                                      AGGREGATE
                                     COMPENSATION
   NAME, POSITION WITH TRUST         FROM TRUST*#
   -------------------------         ------------
   John F. Donahue,
   Chairman and Trustee               $       0
   Thomas G. Bigley,
   Trustee                            $1,852.00
   John T. Conroy, Jr.,
   Trustee                            $2,009.00
   William J. Copeland,
   Trustee                            $2,009.00
   James E. Dowd,
   Trustee                            $2,009.00
   Lawrence D. Ellis, M.D.,
   Trustee                            $1,852.00
   Edward L. Flaherty, Jr.,
   Trustee                            $2,009.00
   Edward C. Gonzales,
   President, Treasurer and Trustee   $       0
   Peter E. Madden,
   Trustee                            $1,852.00
   Gregor F. Meyer,
   Trustee                            $1,852.00
   John E. Murray, Jr.,
   Trustee                            $1,852.00
   Wesley W. Posvar,
   Trustee                            $1,852.00
   Marjorie P. Smuts,
   Trustee                            $1,852.00

--------
* Information is furnished for the fiscal year ended November 30, 1995. The Trust is the only investment company in the fund complex.

# The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

  While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.


  If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, will vote those proxies required to be voted against the proposal, against any such adjournment, and will abstain from voting those proxies which are required to abstain from voting on such proposal.

  The following list indicates the beneficial ownership of the only shareholder who, to the best knowledge of the Trust, is the beneficial owner of more than 5% of the outstanding Shares of the Trust as of December 12, 1995: Star Bank, N.A., Cincinnati, Ohio, acting in various capacities for numerous accounts, owned approximately 756,711,611 shares (89.23%).

  If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid necessary expense and delay. No postage is necessary.

                                       By Order of the Trustees John W.
                                       McGonigle Secretary

Dated: January 16, 1996




G00950-03 (1/96)


STAR FUNDS FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 9, 1996

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of STAR FUNDS hereby appoint Jean Bittner, Patricia F. Conner, Stephen R. Newcamp, Scott A. Tretter, and C. Grant Anderson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of STAR FUNDS, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 9, 1996, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:15 P.M., and at any adjournment thereof.


Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS


STAR FUNDS                 KEEP THIS PORTION FOR YOUR RECORDS
                          DETACH AND RETURN THIS PORTION ONLY

VOTE ON TRUSTEES

                      1. Election of Trustees: 01) Ralph R. Burchenal, 02)
                         Thomas L. Conlan, Jr., 03) Edward C. Gonzales, 04)
                         Alfred Gottschalk, Ph.D., 05) Robert J. Hill, D.O.,
                         06) Barry L. Larkin,
      WITH   FOR         07) William H. Zimmer III.
FOR   HOLD   ALL         To withhold authority to vote, mark the "For All
                         Except"
ALL    ALL  EXCEPT       box and write the nominee's number on the line
                         provided
                         below.
----  ----  -----
                                      -28-




                         To withhold authority to vote mark the "For All Except" box and write the nominee's number on the line provided above.

FOR   AGAINST  ABSTAIN2. To transact such other business as may properly come before the meeting or any adjournment thereof.
----  -------  -------



Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.


SIGNATURE                SIGNATURE (JOINT OWNERS)            DATE